                                  SECURITY AGREEMENT

    SECURITY AGREEMENT, dated as of August 24, 1997 (as the same may from time to time be amended, supplemented or otherwise modified, this "Security Agreement"), between the Pension Benefit Guaranty Corporation ("Secured Party"), and Kerr Group, Inc. ("Debtor").


                                 W I T N E S S E T H:

         WHEREAS, the Secured Party has filed an action before the United States District Court for the Eastern District of Pennsylvania seeking to terminate the Kerr Group, Inc. Retirement Income Plan (the "Plan") pursuant to 29 U.S.C. Section 1342; and

         WHEREAS, in consideration of (i) the Debtor's willingness to undertake the obligations set forth in the Agreement, dated as of August 24, 1997 (the "Settlement Agreement"), between the Debtor and the Secured Party, and (ii) the Debtor's willingness to enter into this Security Agreement, the Secured Party is willing to dismiss the Termination Action and is willing to forbear from taking further action to terminate the Plan;

         NOW, THEREFORE, the parties hereto hereby agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

         1.1 DEFINED TERMS. As used herein, the following terms shall have the following meanings:

         "ACCOUNT DEBTOR" shall mean the person who is obligated on a Receivable.

         "ACCOUNTS" shall mean "accounts" as such term is defined in Section 9-106 of the UCC.

         "ACQUISITION" shall mean the acquisition of not less than 51% of the fully diluted shares of capital stock of the Debtor by Kerr Acquisition Corporation, a Delaware corporation, and the subsequent merger of Kerr Acquisi-tion Corporation with and into the Debtor, with the Debtor remaining as the surviving corporation.

         "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes.

         "CHATTEL PAPER" shall mean "chattel paper" as such term is defined in
Section 9-105(b) of the UCC.

         "COLLATERAL" shall have the meaning assigned to it in Article II hereof.

         "COLLATERAL RECORDS" shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items which relate to any Collateral other than such items obtained under license or franchise security agreements which prohibit assignment or disclosure of such items.

         "CONTRACTS" shall mean all contracts, undertakings or other agreements (other than Chattel Paper, Documents and Instruments) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

         "DEBTOR" shall have the meaning set forth in the introductory clause to this Agreement.

         "DEPOSIT ACCOUNTS" shall mean and any deposit account, including without limitation, "deposit accounts" as such term is defined in Section 9-105(e) of the UCC and any other deposit or securities account (general or special), together with any funds, instruments or other items credited to any such account from time to time, and all interest thereon.

         "DOCUMENTS" shall mean "documents" as such term is defined in Section 9-105(f) of the UCC.

         "EQUIPMENT" shall mean "equipment" as such term is defined in Section 9-109(2) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances and tools.

         "EVENT OF DEFAULT" shall mean the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

              (a) DEFAULT UNDER SECURED OBLIGATIONS. The Debtor shall default in the payment or performance when due (after satisfaction of any applicable grace period and notice requirements) of any of the Secured Obligations.

              (b) BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty made by the Debtor herein or in any other document or certificate or statement delivered pursuant hereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made.

              (c) BREACH OF COVENANTS. The Debtor shall fail to perform or observe any agreement, covenant or obligation arising under this Security Agreement, and such failure shall continue after the end of the applicable grace period, if any, provided herein.

              (d) BANKRUPTCY, ETC. (i) The Debtor shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against the Debtor under the Bankruptcy Code and the petition is not controverted within 10 days, or is not dismissed within 30 days, after commencement of the case; or (iii) a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Debtor or the Debtor commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Debtor or there is commenced against the Debtor any such proceedings which remains undismissed for a period of 30 days; or (iv) any order for relief or other order approving any such case or proceeding is entered; or (v) the Debtor is adjudicated insolvent or bankrupt; or (vi) the Debtor suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 30 days; or (vii) the Debtor makes a general assignment for the benefit of creditors; or (viii) the Debtor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (ix) the Debtor shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; or (x) the Debtor shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by the Debtor for the purpose of effecting any of the foregoing.

              (e) SECURITY AGREEMENT. This Security Agreement shall for any reason cease to be in full force and effect, or shall cease to give the Secured Party the Liens, rights, powers and privileges purported to be created hereby including, without limitation, a perfected security interest in, and Lien on, all of the Collateral in accordance with the terms hereof.

              (f) JUDGMENTS. One or more judgments or decrees in an aggregate amount of $500,000 or more shall be entered by a court or courts of competent jurisdiction against the Debtor (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within 30 days or (ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees.

         "FIXTURES" shall mean "fixtures" as such term is defined in Section 9-313 of the UCC.

         "FUTURE FINANCING" shall have the meaning given in the Settlement Agreement.

         "GENERAL INTANGIBLES" shall mean "general intangibles" as such term is defined in Section 9-106 of the UCC, including, without limitation, rights to the payment of money (other than Receivables), trademarks, copyrights, patents, and contracts, licenses and franchises (except in the case of licenses and franchises in respect of which the Debtor is the licensee or franchisee if the agreement in respect of such license or franchise prohibits by its terms any assignment or grant of a security interest, limited and general partnership interests and joint venture interests, federal income tax refunds, trade names, distributions on certificated securities (as defined in Section 8-102(1)(a) of the UCC and uncertificated securities (as defined in Section 8-102(1)(b) of the UCC, computer programs and other computer software, inventions, designs, trade secrets, goodwill, proprietary rights, customer lists, supplier contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, other, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

         "HEDGING AGREEMENTS" shall mean interest rate or currency protection or hedging arrangements, including without limitation, caps, collars, floors, forwards and any other similar or dissimilar interest rate or currency exchange agreements or other interest rate or currency hedging arrangements.

         "INSTRUMENTS" shall mean "instruments" as such term is defined in
Section 9-105(1)(i) of the UCC.

         "INTERCREDITOR AGREEMENT" means that certain Subordination and Standby Agreement by and among the Debtor, Secured Party, and NationsBank of Texas, N.A., in its capacity as agent as provided therein as the same may be renewed, amended, extended, modified, or restated from time to time, and any similar agreement entered into hereafter in connection with any Future Financing.

         "INVENTORY" shall mean "inventory" as such term is defined in Section 9-109(4) of the UCC, including without limitation, all goods (whether such goods are in the possession of the Debtor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods which are held for sale or lease or are to be furnished (or which have been furnished) under any contract of service or which are raw materials or work in progress or materials used or consumed in the Debtor's business.

         "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever, including, without limitation, the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction, domestic or foreign.

         "MONEY" shall mean "money" as such term is defined in Section 1-201(24) of the UCC.

         "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership.

         "PERMITTED LIENS" shall mean:

              (a) Liens securing taxes, assessments and other charges or levies of a governmental authority or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but in the case of warehousemen or landlords, only if such Liens are junior to the security interest in any of the Collateral;

              (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security or similar legislation or under payment, bid, surety, appeal or performance bonds;

              (c) Liens constituting encumbrances in the nature of zoning restrictions, easements, leases, subleases, rights or restrictions of record on the use of real estate and other minor defects or irregularities in title and other similar charges or encumbrances, none of such Liens which materially detract from the value of such property or impair the use thereof in the business of the Debtor;

              (d) purchase money liens securing purchase money indebtedness incurred for the purchase of Equipment after the date hereof;

              (e)  Liens shown on Schedule III hereto;

              (f) Liens of the Secured Party arising under this Security Agreement; and

              (g) Liens granted to NationsBank of Texas, N.A., as agent pursuant to the terms of that certain Loan and Security Agreement by and among the Debtor, the other Lenders (as defined therein) from time to time party thereto, the L/C Issuer (as defined therein), and NationsBank of Texas, N.A., as agent, and any Liens granted in connection with any Future Financings.

              (h) Liens arising in connection with judgments for the payments of money of an amount not to exceed $250,000 in any one case or $500,000 in the aggregate; provided that, as to any of such Liens, (i) the judgment or other court order giving rise to such Lien is being contested in good faith by appropriate proceedings diligently pursued and available to the Debtor prior to the commencement of any foreclosure or similar proceeding, (ii) execution thereon is at all time effectively stayed (iii) an adequate reserve for the Indebtedness which such Lien secures has been established on Debtor's books in accordance with GAAP, and (iv) Debtor shall have given prior notice of such Lien to the Secured Party.

         "PERSON" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

         "PROCEEDS" shall mean "proceeds" as such term is defined in Section 9-306(1) of the UCC.

         "RECEIVABLES" shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of the Account Debtor, including without limitation, all such rights in which the Debtor has any right, title or interest by reason of the purchase thereof by the Debtor, and including without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, intercompany account, security agreement, or other evidence of indebtedness or security, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

         "RECEIVABLES RECORDS" shall mean (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including without limitation all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of the Debtor or any computer bureau or agent from time to time acting for the Debtor or otherwise, (c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgements, or other writings, including without limitation lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto, and (e) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

         "SECURED OBLIGATIONS" shall mean all obligations, liabilities and indebtedness of every nature of the Debtor to the Secured Party now existing or hereafter incurred, arising under or in connection with the Settlement Agreement or this Security Agreement.

         "SECURED PARTY" shall have the meaning set forth in the introductory clause to this Security Agreement.

         "SETTLEMENT AGREEMENT" shall have the meaning set forth in the recitals to this Agreement.

         "TERMINATION ACTION" shall have the meaning set forth in the recitals to this Agreement.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.


                                      ARTICLE II

                             GRANT OF SECURITY INTERESTS

         Subject to the terms of any Intercreditor Agreement and to any other Liens granted in connection with any Future Financing (as defined in the Settlement Agreement), as security for the prompt and complete payment and performance in full of all the Secured Obligations, the Debtor hereby grants to the Secured Party a security interest in and continuing lien on all of the Debtor's right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the "COLLATERAL"):

                     (i) all Accounts;

                    (ii) all Chattel Paper;

                   (iii) all contracts;

                    (iv) all Collateral Records;

                     (v) all Deposit Accounts;

                    (vi) all Documents;

                   (vii) all Equipment;

                  (viii) all Fixtures;

                    (ix) all General Intangibles

                     (x) all Hedging Agreements

                    (xi) all Instruments;

                   (xii) all Inventory;

                  (xiii) all Money;

                   (xiv) all Motor Vehicles;

                    (xv) all Receivables;

                   (xvi) all Receivables Records;

                  (xvii) all other tangible and intangible personal property; and

                 (xviii) all accessions and additions to any or all of the foregoing, all substitution and replacements for any or all of the foregoing and all Proceeds or products of any or all of the foregoing.

                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

         The Debtor hereby represents and warrants to the Secured Party, which representations and warranties shall survive execution and delivery of this Security Agreement, as follows:

         3.1 VALIDITY, PERFECTION AND PRIORITY. Subject to the terms of any Intercreditor Agreement:

              (a) The security interests in the Collateral granted to the Secured Party hereunder constitute valid and continuing security interests in the Collateral; and

              (b) upon filing financing statements naming the Debtor as "debtor" and the Secured Party as "secured party" in the filing offices set forth on Schedule I hereto, the security interests in the Collateral granted to the Secured Party hereunder will constitute perfected security interests therein superior and prior to all Liens other than Permitted Liens, rights or claims of all other Persons.

         3.2 NO LIENS; OTHER FINANCING STATEMENTS. Subject to the terms of any Intercreditor Agreement:

              (a) except for the Lien granted to the Secured Party hereunder, the Debtor owns and, as to all Collateral whether now existing or hereafter acquired, will continue to own, each item of the Collateral free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party other than the holders of Permitted Liens.

              (b) No financing statement or other evidence of Lien covering or purporting to cover any of the Collateral is on file in any public office other than (1) financing statements filed or to be filed in connection with the security interests granted to the Secured Party hereunder, (ii) financing statements for which proper termination statements have been delivered to the Secured Party for filing, and (iii) financing statements filed in connection with Permitted Liens.

         3.3 CHIEF EXECUTIVE OFFICE. The chief executive office of the Debtor is located at 500 New Holland Avenue, Lancaster, Pennsylvania 17602.

         3.4 LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment now or from time to time included in the Collateral will be held at the locations set forth on Schedule II hereto.

         3.5 BASIC REPRESENTATIONS AND WARRANTIES.   (a)  The Debtor is duly
organized and validly existing in good standing under the laws of the jurisdiction of its formation; and

              (a) The Debtor has the power and authority to execute, deliver and carry out the terms and provisions of this Security Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Security Agreement. The Debtor has duly executed and delivered this Security Agreement, and this Security Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.


                                      ARTICLE IV

                                      COVENANTS

         The Debtor covenants and agrees with the Secured Party that from and after the date of this Security Agreement:

         4.1 FURTHER ASSURANCES. The Debtor will from time to time at the expense of the Debtor, promptly execute, deliver, file and record all further instruments, indorsements and other documents, and take such further action as the Secured Party may deem reasonably desirable in obtaining the full benefits of this Security Agreement and of the rights, remedies and powers herein granted, including, without limitation, the following:

                   (i) the filing of any financing statements, in form acceptable to the Secured Party under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Debtor also hereby authorizes the Secured Party to file any such financing statement without the signature of the Debtor to the extent permitted by applicable law. A photocopy or other reproduction of this Security Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. The Debtor will pay or reimburse the Secured Party for all filing fees and related expenses;

                   (ii) furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form satisfactory to the Secured Party.

         4.2 PRESERVATION OF CORPORATE EXISTENCE AND SIMILAR MATTERS. The Debtor will preserve and maintain its existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign business enterprise and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         4.3 MAINTAIN RECORDS. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

         4.4 RIGHT OF INSPECTION. The Secured Party shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Debtor, and the Secured Party and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render the Secured Party at the Debtor's cost and expense, such clerical and other assistance as may be reasonable requested with regard thereto. The Secured Party and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

         4.5 INSURANCE. (a) The Debtor will maintain insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by any applicable laws, and from time to time deliver to Secured Party upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         (b) In addition to the foregoing, the following provisions shall apply with respect to the Collateral:

              (i) Debtor shall at all times maintain insurance on the Inventory and Equipment against loss or damage by fire, theft, burglary, pilferage and loss in transit, in amounts not to exceed those obtainable at commercially reasonable rates and under policies issued by qualified insurers. All premiums on such insurance shall be paid by Debtor. Debtor will not use or permit the Inventory or Equipment to be used in violation of any applicable law or in any manner which might render inapplicable any insurance coverage.

              (ii) All proceeds of insurance shall (except as otherwise required under the terms and conditions of any Senior Debt (as defined in the Settlement Agreement) or Future Financing) be reinvested in the business of Debtor.

         4.6 PAYMENT OF OBLIGATIONS. The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies and services) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve, in the sole opinion of the Secured Party, any material danger for the sale, forfeiture or loss of any of the Collateral or any interest therein, and (iii) such charge is adequately reserved against on the Debtor's books in accordance with generally accepted accounting principles.

         4.7 NEGATIVE PLEDGE. The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than Permitted Liens.

         4.8 PERFORMANCE BY THE SECURED PARTY OF THE DEBTOR'S OBLIGATIONS; REIMBURSEMENT. If the Debtor fails to perform or comply with any of its security agreements contained herein, the Secured Party may, without notice to or consent by the Debtor, perform or comply or cause performance or compliance therewith and the expenses of the Secured Party incurred in connection with such performance or compliance shall be payable by the Debtor to the Secured Party on demand and such reimbursement obligation shall be secured hereby.

                                      ARTICLE V

                                  POWER OF ATTORNEY

         Upon the occurrence of any Event of Default, the Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action by any technologically available means, which may include, without limitation, any form of electronic data transmission, and to execute in any appropriate manner, which may include, without limitation, using any symbol that the Secured Party may adopt to signify the Debtor's intent to authenticate, any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement.

         The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                      ARTICLE VI

                            REMEDIES; RIGHTS UPON DEFAULT

         6.1 RIGHTS AND REMEDIES GENERALLY. If an Event of Default shall occur and be continuing, then and in every such case, the Secured Party shall have all the rights of a secured party under the UCC, shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Security Agreement and all the rights set forth with respect to the Collateral or this Security Agreement in any other security agreement between the parties.

         6.2 ASSEMBLY OF COLLATERAL. If an Event of Default shall occur and be continuing, upon five days notice to the Debtor, the Debtor shall, at its own expense, assemble the Collateral (or from time to time any portion thereof) and make it available to the Secured Party at any place or places designated by the Secured Party which is reasonably convenient to both parties.

         6.3 DISPOSITION OF COLLATERAL. The Secured Party will give the Debtor reasonable notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The Debtor agrees that the requirements of reasonable notice to it shall be met if such notice is mailed, postage prepaid to its address specified in Section 9.5 of this Security Agreement (or such other address that the Debtor may provide to the Secured Party in writing) at least ten (10) days before the time of any public sale or after which any private sale may be made.

         6.4 RECOURSE. The Secured Party's sole recourse to satisfy the Secured Obligations shall be to the Collateral and the Debtor shall not be liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations.

         6.5 EXPENSES; ATTORNEYS FEES. The Debtor shall reimburse the Secured Party for all its expenses in connection with the exercise of its rights hereunder, including, without limitation, all reasonable attorneys' fees and legal expenses incurred by the Secured Party. Expenses of retaking, holding, preparing for sale, selling or the like shall include the reasonable attorneys' fees and legal expenses of the Secured Party. All such expenses shall be secured hereby.

         6.6    LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL.
(a) The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account.

              (b) The Secured Party shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

              (c) Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

         6.7 INTERCREDITOR AGREEMENT. The rights and remedies of the Secured Party granted pursuant to this Article VI shall be subject in all instances to the terms and provisions of any Intercreditor Agreement.

                                     ARTICLE VII

                                    MISCELLANEOUS

         7.1 GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         7.2 NOTICES. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the United States mail, postage prepaid, or, in the case of telex notice, when sent, answer-back received, or in the case of telecopy notice, when sent, or in the case of a nationally recognized overnight courier service, one business day after delivery to such courier service, addressed, in the case of each party hereto, at its address specified opposite its signature below, or to such other address as may be designated by any party in a written notice to the other party hereto.

         If to the Debtor:

              Kerr Group, Inc.
              500 New Holland Avenue
              Lancaster, Pennsylvania 17602-2104
              Attention:  Geoffrey A. Whynot
              Telephone:  717-299-6511
              Facsimile:  717-394-6398

         If to the Secured Party:

              Pension Benefit Guaranty Corporation
              1200 K Street, N.W.
              Washington D.C. 20005-4026
              Attention:  Director, Corporate Finance and Negotiations
                    Department
              Telephone:  202-326-4070
              Facsimile:  202-842-2643

         7.3 SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and shall inure to the benefit of the Debtor, the Secured Party, all future holders of the Secured Obligations and their respective successors and assigns, except that the Debtor may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Party.

         7.4 WAIVERS AND AMENDMENTS. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the party against whom enforcement is sought. In the case of any waiver, the Debtor and the Secured Party shall be restored to their former position and rights hereunder and under the outstanding Secured Obligations, and any Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

         7.5 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Secured Party deems expedient and are not exclusive of any rights or remedies which the Secured Party would otherwise have whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or future action in any circumstances without notice or demand.

         7.6 TERMINATION; RELEASE. When the Secured Obligations have been indefeasibly paid and performed in full, this Security Agreement shall terminate, and the Secured Party, at the request and sole expense of the Debtor, will execute and deliver to the Debtor the proper instruments (including UCC termination statements) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Debtor, without recourse, repre-sentation or warranty of any kind whatsoever, such of the Collateral as may be in possession of the Secured Party and has not theretofore been disposed of, applied or released.

         7.7 HEADINGS DESCRIPTIVE. The headings of the several Sections and subsections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         7.8 SEVERABILITY. In case any provision in or obligation under this Security Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         7.9 INTERCREDITOR AGREEMENT. This Agreement and all rights and interests of the Secured Party and the Plan hereunder are subject to the terms and provisions of any Intercreditor Agreement.

         IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                             KERR GROUP, INC.



                             By: /s/ Geoffrey A.. Whynot
                                 -----------------------------
                             Name:  Geoffrey A. Whynot
                             Title:  Vice President and Chief
                                     Financial Officer


                             PENSION BENEFIT GUARANTY
                             CORPORATION



                             By: /s/ Andrea E. Schneider
                                 -----------------------------
                             Name:  Andrea E. Schneider
                             Title:  Acting Deputy Director and
                                     Chief Negotiator


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